STATE OF FLORIDA UNIFORM COMMERCIAL CODE FINANCING STATEMENT FORM

A. NAME & DAYTIME PHONE NUMBER OF CONTACT PERSON
Jane Hils Shea 513-651-6800

B. Email Address JShea@fbtlaw.com

C. SEND ACKNOWLEDGEMENT TO:
Name Frost Brown Todd LLC
Address Attention: Jane Hils Shea
Address 301 East Fourth Street, Suite 3300
City/State/Zip Cincinnati, Ohio 45202

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME – INSERT ONLY **ONE** DEBTOR NAME (**1a OR 1b**) – Do Not Abbreviate or Combine Names

1.a ORGANIZATION'S NAME BR Henderson Beach, LLC				
1.b INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX
1.c MAILING ADDRESS Line One c/o Blue Rock Real Estate, 712 Fifth Avenue, 9th Floor	This space not available.			
MAILING ADDRESS Line Two	CITY New York	STATE NY	POSTAL CODE 10019	COUNTRY USA

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME – INSERT ONLY **ONE** DEBTOR NAME (**2a OR 2b**) – Do Not Abbreviate or Combine Names

2.a ORGANIZATION'S NAME				
2.b INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX
2.c MAILING ADDRESS Line One	This space not available.			
MAILING ADDRESS Line Two	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) – INSERT ONLY **ONE** SECURED PARTY (**3a OR 3b**)

3.a ORGANIZATION'S NAME Western-Southern Life Assurance Company				
3.b INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX
3.c MAILING ADDRESS Line One 400 Broadway Street	This space not available.			
MAILING ADDRESS Line Two	CITY Cincinnati	STATE OH	POSTAL CODE 45202	COUNTRY USA

4. This **FINANCING STATEMENT** covers the following collateral:

The items described on Exhibit B, whether now owned or hereafter acquired by Debtor, and which are used in connection with the real estate located at 4321 & 4101 Commons Drive West, Destin, FL 32541, as more fully described on Exhibit A.

5. ALTERNATE DESIGNATION (if applicable) ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ AG LIEN ☐ NON-UCC FILING ☐ SELLER/BUYER

6. Florida DOCUMENTARY STAMP TAX – YOU ARE REQUIRED TO CHECK **EXACTLY ONE** BOX

■ All documentary stamps due and payable or to become due and payable pursuant to s. 201.22 F.S., have been paid.

☐ Florida Documentary Stamp Tax is not required.

7. OPTIONAL FILER REFERENCE DATA
Okaloosa County Clerk of Records, Florida

STATE OF FLORIDA UNIFORM COMMERCIAL CODE
FINANCING STATEMENT FORM – ADDENDUM

8. NAME OF FIRST DEBTOR (1aOR 1b) ON RELATED FINANCING STATEMENT

8a. ORGANIZATION'S NAME			
BR Henderson Beach, LLC			
8b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

9. MISCELLANEOUS:

10. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME – INSERT ONLY **ONE** DEBTOR NAME (**10a OR 10b**) – Do Not Abbreviate or Combine Names

10.a ORGANIZATION'S NAME				
10.b INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
10.c MAILING ADDRESS Line One	This space not available.			
MAILING ADDRESS Line Two	CITY New York	STATE NY	POSTAL CODE 10019	COUNTRY USA

11. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) – INSERT ONLY **ONE** SECURED PARTY (**11a OR 11b**)

11.a ORGANIZATION'S NAME				
11.b INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
11.c MAILING ADDRESS Line One	This space not available.			
MAILING ADDRESS Line Two	CITY	STATE	POSTAL CODE	COUNTRY

12. This FINANCING STATEMENT covers ☐ timber to be cut or ☐ as-extracted collateral, or is filed as a ☑ fixture filing.

13. Description of real estate:

Please see Exhibit A attached hereto and made a part hereof.

14. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):

15. Additional collateral description:

Please see Exhibit B attached hereto and made a part hereof.

16. Check only if applicable and check only one box.

Collateral is ☐ Held in Trust ☐ Being administered by Decedent's Personal Representative

17. Check only if applicable and check only one box.

☐ Debtor is a TRANSMITTING UTILITY

☐ Filed in connection with a Manufactured-Home Transaction – effective 30 years

EXHIBIT A

Henderson Beach Apartments

(Legal Description)

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Destin, County of Okaloosa, State of Florida.

TRACT I - FEE SIMPLE:

Lot 2, ALEXAN HENDERSON BEACH SUBDIVISION, as recorded in Plat Book 24, page 70, of the Public Records of Okaloosa County, Florida.

TOGETHER WITH THE FOLLOWING EASEMENTS:

EASEMENT 1:

Together with non-exclusive easements for drainage, landscaping and construction of improvements contained in Drainage and Restriction Agreement by and between HBT, LLC, a Florida limited liability company, and AHB APARTMENTS, LLC, a Delaware limited liability company, recorded in Official Records Book 2830, page 2171, of the Public Records of Okaloosa County, Florida.

EASEMENT 2:

Together with non-exclusive easements for drainage, utilities, vehicular and pedestrian, ingress and egress, signage and landscaping contained in Access, Utilities and Drainage Easement Agreement by and between HBT, LLC, a Florida limited liability company, and AHB APARTMENTS, LLC, a Delaware limited liability company, recorded in Official Records Book 2830, page 2186, of the Public Records of Okaloosa County, Florida.

EASEMENT 3:

Together with non-exclusive easements for vehicular and pedestrian ingress and egress, and the installation, use, maintenance and removal of utilities contained in Operation and Easement Agreement by and between HBT, LLC, a Florida limited liability company, and AHB APARTMENTS, LLC, a Delaware limited liability company, recorded in Official Records Book 2830, page 2221, of the Public Records of Okaloosa County, Florida.

TRACT II - FEE SIMPLE:

Lot 2, ALEXAN HENDERSON BEACH PHASE 2, as recorded in Plat Book 26, page 20, of the Public Records of Okaloosa County, Florida.

EXHIBIT B

Exhibit B to UCC from BR Henderson Beach, LLC ("Debtor") for the benefit of Western-Southern Life Assurance Company and its affiliates:

Description of Collateral:

(a) All of Debtor's buildings, fixtures and other improvements now or hereafter attached to or placed, erected, constructed or developed on the real estate described in Exhibit A (the "**Land**") during the existence of the lien (the "**Improvements**");

(b) All of Debtor's accounts, inventory, equipment, instruments, investment property, chattel paper, consumer goods, farm products, goods, general intangibles, documents, letter of credit rights, deposit accounts and money, as such terms are defined in the Uniform Commercial Code as adopted in the state where the Land is located ("**Personal Property**"), whatsoever now or hereafter delivered to, attached to, installed in, or used in or about the Improvements or which are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed, or which Personal Property is or may be used in the development of the Improvements, and All of Debtor's renewals of or replacements or substitutions for any of the foregoing whether or not the same shall be attached to the Land or Improvements (excluding, however, any of the foregoing owned by tenants of the Land and Improvements;)

(c) All of Debtor's proceeds (including premium refunds) of each policy of insurance relating to the Land, Improvements or Personal Property;

(d) All of Debtor's as-extracted collateral (as such term is defined in the Uniform Commercial Code adopted in the state where the Land is located) including timber, oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land or Improvements and all products processed or obtained therefrom, the proceeds thereof, and all accounts and general intangibles under which such proceeds may arise and all proceeds of the Personal Property;

(e) All of Debtor's easements and rights of way used in connection with the Land or Improvements or as a means of ingress to or egress from said Land or Improvements;

(f) All of Debtor's right, title and interest in and to streets, roads, ways, alleys, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Land or any part thereof;

(g) All of Debtor's proceeds from the sale, lease, or other disposition of all or any portion of the Land, the Improvements or the Personal Property;

(h) All of Debtor's rights, estates, powers, privileges, hereditaments and interests of whatever kind or character appurtenant or incident to the foregoing and all other interests

of every kind and character that Debtor now has or at any time hereafter acquires in and to the Land, Improvements, and Personal Property and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Debtor with respect to such property; and

(i) All of Debtor's products and proceeds of any of the foregoing;

As used in subsection (i) above, the term "proceeds" shall have the meaning assigned to it under the Uniform Commercial Code in effect in the state of Florida and, to the extent not otherwise included, shall include, but not be limited to, (a) any and all of Debtor's proceeds of any insurance, causes and rights of action, and settlements thereof, judicial and arbitration judgments and awards, and indemnity, warranty or guaranty payments payable to Debtor from time to time with respect to any of the property, (b) all of Debtor's claims for losses or damages arising out of or related to or for any breach of any agreements, covenants, representations or warranties or any default under any of the foregoing arising out of or related to any of the property (without limiting any direct or independent rights of Debtor with respect to the property), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the property.